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Exhibit A

HARVEYS CASINO RESORTS
DEFERRED COMPENSATION PLAN
ENROLLMENT FORM

I,                                    , hereby elect to enroll in the Deferred
Compensation Plan for eligible executives and defer      percent (      %) of my
annual compensation during the 1997 plan year, in accordance with the Deferred Compensation Agreement of Harveys Casino Resorts.
I elect to receive such deferred compensation:
     A.   Date of Pay-out (Select One)
          1.   Upon Termination
                                             --------
          2.   At Age 64
                                             --------
                                                      AND
     B.   Method of Distribution (Select One)
          1.   In a Lump Sum Distribution
                                             --------
          2.   In Equal Installments
               Over a Five-Year Period
                                             --------

I understand that such election is irrevocable and may not be changed, although I may change the percentage of annual compensation to be deferred during future plan years during the annual enrollment period.

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                                             (Signature)
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                                                (Date)